UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2018

Baker Hughes, a GE company	Baker Hughes, a GE company, LLC
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road, Houston, Texas	77073
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On July 20, 2018, Baker Hughes, a GE company (the “Company”) issued a news release announcing its financial results for the quarter ended June 30, 2018, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. The news release also includes certain information previously furnished by the Company as Exhibit 99.2 on Form 8-K on October 20, 2017 and Exhibit 99.1 on Form 8-K on April 5, 2018. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Friday, July 20, 2018 at 9:30 a.m. Eastern Time, 8:30 a.m. Central Time, to discuss the earnings announcement. This scheduled conference call was previously announced on June 20, 2018. The conference call will broadcast live via a webcast that can be accessed by visiting the Baker Hughes, a GE company website at: www.investors.bhge.com. An archived version of the webcast will be available on the BHGE website for one month following the webcast.
In addition to financial results determined in accordance with GAAP that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the SEC’s Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income (loss), income (loss) from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the SEC. Reconciliations of such non-GAAP information to the closest GAAP measures are included in the news release.
Item 7.01 Regulation FD Disclosure.
On July 20, 2018, the Company issued a news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
See Item 2.02, “Results of Operations and Financial Condition.”
Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
(d) Exhibits.

99.1*	News Release of Baker Hughes, a GE company dated July 20, 2018 - Baker Hughes, a GE company Announces Second Quarter Results
99.2	Reconciliation of GAAP and Combined Business Basis Measures Used in Earnings Release (furnished as Exhibit 99.2 on Form 8-K for Baker Hughes, a GE Company filed on October 20, 2017).
99.3	Supplemental Presentation of Baker Hughes, a GE company, dated April 5, 2018 (furnished as Exhibit 99.1 on Form 8-K for Baker Hughes, a GE company filed on April 5, 2018).
* Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: July 20, 2018	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: July 20, 2018	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release of Baker Hughes, a GE company dated July 20, 2018 - Baker Hughes, a GE company Announces Second Quarter Results
Exhibit 99.2	Reconciliation of GAAP and Combined Business Basis Measures Used in Earnings Release (furnished as Exhibit 99.2 on Form 8-K for Baker Hughes, a GE Company filed on October 20, 2017).
Exhibit 99.3	Supplemental Presentation of Baker Hughes, a GE company, dated April 5, 2018 (furnished as Exhibit 99.1 on Form 8-K for Baker Hughes, a GE company filed on April 5, 2018).